Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2014
Deferred Acquisition Costs
(10)	Deferred Acquisition Costs

DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2014	2013	2012
Balance, beginning of year	$4,820,215	2,603,307	4,858,136
Capitalization (1)	1,349,236	812,006	737,390
Interest	177,754	186,157	222,229
Amortization	(853,904)	(1,204,862)	(1,643,969)
Change in shadow DAC	(1,130,530)	2,423,607	(1,570,479)

Balance, end of year	$4,362,771	4,820,215	2,603,307

(1)	Reflects prospective adoption of new acquisition cost guidance in 2012. See note 2 for adoption impact.

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2014, 2013, and 2012 is as follows:

	2014	2013	2012
Assets:
DAC	$(5,294)	(82,082)	(63,616)
DSI	(8,673)	(20,860)	(14,512)
VOBA	(120)	116	(1,012)

Total assets (decrease) increase	(14,087)	(102,826)	(79,140)

Liabilities:
Account balances and future policy benefit reserves	(38,411)	(224,074)	86,596
Unearned premiums	(1,851)	2,439	96

Total liabilities (decrease) increase	(40,262)	(221,635)	86,692

Net increase (decrease)	26,175	118,809	(165,832)
Deferred income tax expense (benefit)	9,161	41,583	(58,041)

Net increase (decrease)	$17,014	77,226	(107,791)